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                                                                   EXHIBIT 10.18

                                            April 23, 2004

Smithway Motor Xpress, Inc.
2031 Quail Avenue
Fort Dodge, Iowa 50501

And

East West Motor Express, Inc.
1170 JB Drive
Black Hawk, South Dakota 57718

RE:      ELEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Gentlemen:

         SMITHWAY MOTOR XPRESS, INC., an Iowa corporation ("SMITHWAY INC.") and EAST WEST MOTOR EXPRESS, INC., a South Dakota corporation ("EAST WEST") (Smithway Inc. and East West each a "BORROWER" and collectively the "BORROWERS") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LENDER") have entered into that certain Amended and Restated Loan and Security Agreement dated December 28, 2001 (the "SECURITY AGREEMENT"). From time to time thereafter, Borrowers and Lender may have executed various amendments (each an "AMENDMENT" and collectively the "AMENDMENTS") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "AGREEMENT"). Borrowers and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       The Agreement hereby is amended as follows:

         (A) Subsection 4(b)(iv) of the Agreement is deleted in its entirety and the following is substituted in its place:

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SMITHWAY MOTOR XPRESS, INC.
EAST WEST MOTOR EXPRESS, INC.
APRIL 23, 2004
PAGE 2

                  (IV) ONE-TIME AMENDMENT FEE: Borrowers shall pay to Lender a one-time amendment fee of Five Hundred and No/100 Dollars ($500.00), which fee shall be fully earned and payable upon execution of this Amendment.

         (B) Section 10 of the Agreement is deleted in its entirety and the following is substituted in its place:

                  10.      TERMINATION: AUTOMATIC RENEWAL.

                           THIS AGREEMENT SHALL BE IN EFFECT UPON EXECUTION OF THIS AMENDMENT UNTIL JANUARY 1, 2006 (THE "ORIGINAL TERM") AND SHALL AUTOMATICALLY RENEW ITSELF FROM MONTH TO MONTH THEREAFTER (EACH SUCH ONE-MONTH RENEWAL BEING REFERRED TO HEREIN AS A "RENEWAL TERM") unless (A) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF; OR (B) A BORROWER OR LENDER ELECTS TO TERMINATE THIS AGREEMENT EFFECTIVE AT THE END OF THE ORIGINAL TERM OR AT THE END OF ANY RENEWAL TERM BY GIVING THE OTHER PARTY WRITTEN NOTICE OF SUCH ELECTION AT LEAST FIFTEEN (15) DAYS PRIOR TO THE END OF THE ORIGINAL TERM OR THE THEN CURRENT RENEWAL TERM IN WHICH CASE BORROWERS SHALL PAY ALL OF THE LIABILITIES IN FULL ON THE LAST DAY OF SUCH TERM. If one or more of the events specified in clauses (a) and (b) occurs, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as Borrowers have repaid all of the Liabilities and this Agreement has terminated, Borrowers shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and

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SMITHWAY MOTOR XPRESS, INC.
EAST WEST MOTOR EXPRESS, INC.
APRIL 23, 2004
PAGE 3

                           affiliates to such Borrowers, and if Borrowers are obtaining new financing from another lender, Borrowers shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to such Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to such Borrower's account.

         2. This Amendment shall become binding when fully executed by all parties hereto.

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement hereby is ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                               LASALLE BANK NATIONAL ASSOCIATION

                                               By /s/ John Mostofi
                                                  ------------------------------
                                                Title Senior Vice President

ACKNOWLEDGED AND AGREED TO this 23rd day of April, 2004:

SMITHWAY MOTOR XPRESS, INC.

By  /s/ G. Larry Owens
    -------------------------
       G. LARRY OWENS

Title PRESIDENT & CEO

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SMITHWAY MOTOR XPRESS, INC.
EAST WEST MOTOR EXPRESS, INC.
APRIL 23, 2004
PAGE 4

EAST WEST MOTOR EXPRESS, INC.

By /s/ G. Larry Owens
   ---------------------
       G. LARRY OWENS

Title PRESIDENT & CEO

Consented and agreed to by the following guarantor(s) of the obligations of SMITHWAY MOTOR XPRESS, INC. and EAST WEST MOTOR EXPRESS, INC. to LASALLE BANK NATIONAL ASSOCIATION.

SMSD ACQUISITION CORP.

By /s/ G. Larry Owens
   --------------------------
     G. LARRY OWENS

Title: PRESIDENT & CEO

Date: APRIL 23, 2004

SMITHWAY MOTOR XPRESS CORP.

By /s/ G. Larry Owens
   ---------------------------
     G. LARRY OWENS

Title: PRESIDENT & CEO

Date: APRIL 23, 2004
M1:1101424.02